Shareholders' Equity	12 Months Ended
Dec. 31, 2023
Federal Home Loan Banks [Abstract]
Shareholders' Equity
13. SHAREHOLDERS’ EQUITY
Dividends
The Company’s quarterly dividends payments are as follows:

	2021		2022		2023
	Dividends Per Share (US$)	Amount (in US$ thousand)	Dividends Per Share (US$)	Amount (in US$ thousand)	Dividends Per Share (US$)	Amount (in US$ thousand)
First quarter	$0.0875	$12,222	$0.1250	$17,216	$—	$—
Second quarter	0.0875	12,224	0.1250	16,523	—	—
Third quarter	0.0875	12,227	0.1250	16,526	—	—
Fourth quarter	0.1250	17,469	—	—	0.1250	16,708

		$54,142		$50,265		$16,708

On November 2, 2015, the board of directors began declaring an annual dividend payable in four quarterly installments. The board of directors declared annual dividends of US$2.0 and US$2.0 per ADS, equivalent to US$0.5 and US$0.5 per common share, payable in four quarterly installments on October 25, 2021 and October 30, 2023, respectively. Future dividends, if any, will be declared by and subject to the discretion of the Company’s board of directors.

Share Repurchase
On November 21, 2018, the board of directors of the Company authorized the repurchase of up to US$200 million of the Company’s ADSs over a 24 month period. On October 26, 2020, the board of directors of the Company authorized the extension of the expiration of this program to November 21, 2021. On December 7, 2021, the board of directors of the Company authorized the repurchase of up to US$200 million of the Company’s ADSs over a 6 month period.
For the years ended December 31, 2021 and 2022, the Company repurchased
 556 thousand and 1,627 thousand for a total cost of US$50,011 thousand and US$128,840 thousand, respectively. The weighted average purchase price per ADSs repurchased was US$89.87 and US$79.18 in 2021 and 2022, respectively.